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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT December 3, 2003
                        (Date of Earliest Event Reported)



                               VERINT SYSTEMS INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-15502

        Delaware                                      11-3200514
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(State of Incorporation)                           (I.R.S. Employer
                                                  Identification No.)



 330 South Service Road, Melville, New York                 11747
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             (Address of principal                        Zip Code
               executive offices)


       Registrant's telephone number, including area code: (631) 962-9600

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Item 7.       Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit No.  Description
     -----------  ------------

     99.1         Press Release of Verint Systems Inc., dated December 3, 2003.



Item 12.      Results of Operations and Financial Condition.

                  On December 3, 2003, Verint Systems Inc. issued an earnings release announcing its financial results for the quarter ended October 31, 2003. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                  The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.



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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VERINT SYSTEMS INC.



                                      By:   /s/Igal Nissim
                                            --------------------
                                            Name:     Igal Nissim
                                            Title:    Chief Financial Officer



Dated:  December 3, 2003


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                                  EXHIBIT INDEX



Exhibit No.                               Description
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         99.1              Text of Press Release dated December 3, 2003






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